EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Stanadyne Corporation (“Stanadyne”) on Form 10-Q for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Robert G. Isaman, Chief Executive Officer of Stanadyne, and Stephen S. Langin, Chief Financial Officer of Stanadyne, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Stanadyne.

/s/ Robert G. Isaman	/s/ Stephen S. Langin
Robert G. Isaman	Stephen S. Langin
Chief Executive Officer	Chief Financial Officer
November 13, 2013	November 13, 2013